Bank Borrowings - Schedule of Outstanding Balance of Bank Borrowings (Details) - USD ($)		Dec. 31, 2024		Dec. 31, 2023
Bank borrowings
Guaranteed		$ 433,991	[1]	$ 496,517
Short-Term Bank Borrowings	[2],[3]	$ 433,991		$ 496,517

[1]	The bank borrowings were guaranteed by Mr. Shek Kin Pong, a director of the Company, and the HKMC Insurance Limited under a financing aid program for SMBs operating in Hong Kong.
[2]	As of December 31, 2023 and 2024, the Company had bank borrowings amounted to US$496,517 and US$433,991, respectively, which contained repayment on demand clauses. Accordingly, they have been classified as current liabilities. For the purpose of the illustration, such bank borrowings are included within short-term bank borrowings and represented as bank borrowings repayable on demand.
[3]	The bank borrowings are all denominated in HK$.